UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2022

M&T BANK CORPORATION

(Exact name of registrant as specified in its charter)

New York

(State or other jurisdiction of incorporation)

1-9861	16-0968385
(Commission File Number)	(I.R.S. Employer Identification No.)

One M&T Plaza, Buffalo, New York	14203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (716) 635-4000

(NOT APPLICABLE)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered
Common Stock, $.50 par value	MTB	New York Stock Exchange
Perpetual Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series H	MTBPrH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 8.01.	OTHER EVENTS.

M&T Bank Corporation (“M&T”) closed on August 16, 2022, the public offering of $500,000,000 aggregate principal amount of the Company’s 4.553% Fixed Rate/Floating Rate Senior Notes due 2028 (the “Senior Notes”) pursuant to an Underwriting Agreement (the “Underwriting Agreement”), dated August 9, 2022, by and among M&T, RBC Capital Markets, LLC, Barclays Capital Inc. and M&T Securities, Inc. (together, the “Underwriters”), under which M&T agreed to sell and the Underwriters agreed to purchase from M&T, subject to and upon the terms and conditions set forth in the Underwriting Agreement, the Senior Notes. The Senior Notes are unsecured and unsubordinated obligations of M&T and will rank equally in right of payment with all of M&T’s other unsecured and unsubordinated indebtedness. The Senior Notes were issued pursuant to an Indenture, dated May 24, 2007, between M&T and The Bank of New York (now known as The Bank of New York Mellon), as Trustee (the “Original Indenture”), as supplemented by the Third Supplemental Indenture dated August 16, 2022, by and between M&T and The Bank of New York Mellon, as Trustee (the “Third Supplemental Indenture” and together with the Original Indenture, the “Indenture”). The terms of the Senior Notes are set forth in the Indenture. The Senior Notes have been registered under the Securities Act of 1933, as amended (the “Securities Act”), by a registration statement on Form S-3 (File No. 333-259888) and the prospectus contained therein, dated September 29, 2021, as supplemented by a prospectus supplement, dated August 9, 2022, filed by M&T with the Securities and Exchange Commission pursuant to Rule 424(b)(2) under the Securities Act.

Copies of the Underwriting Agreement, the Third Supplemental Indenture and the Indenture are included as Exhibits 1.1, 4.1. and 4.2, respectively, and are incorporated herein by reference. The Senior Notes will be represented by a global security. A copy of the form of global note for the Senior Notes is attached hereto as Exhibit 4.3 and is incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated as of August 9, 2022, by and between M&T Bank Corporation and RBC Capital Markets, LLC, Barclays Capital Inc. and M&T Securities, Inc., as representatives of the several underwriters named in Schedule A thereto.

4.1	Third Supplemental Indenture, dated August 16, 2022, to the Indenture dated as of May 24, 2007, between M&T Bank Corporation and The Bank of New York Mellon.

4.2	Indenture, dated May 24, 2007, between M&T Bank Corporation and The Bank of New York (now known as The Bank of New York Mellon), incorporated by reference to Exhibit 4.2 to M&T’s Form 8-K filed on May 29, 2007 (File No. 1-9861)

4.3	Form of Global Note for the Senior Notes

5.1	Opinion of Sullivan & Cromwell LLP

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M&T Bank Corporation
Date: August 16, 2022

	By:	/s/ Darren J. King
	Name:	Darren J. King
	Title:	Senior Executive Vice President and Chief Financial Officer